FORM T-1

             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                  STATEMENT OF ELIGIBILITY
         UNDER THE TRUST INDENTURE ACT OF 1939 OF A
          CORPORATION DESIGNATED TO ACT AS TRUSTEE

            CHECK IF AN APPLICATION TO DETERMINE
            ELIGIBILITY OF A TRUSTEE PURSUANT TO
              SECTION 305(b)(2)           |__|
                 ___________________________

                    THE BANK OF NEW YORK
     (Exact name of trustee as specified in its charter)
New York                                 13-5160382
(State of incorporation                  (I.R.S. employer
if not a U.S. national bank)             identification
                                         no.)

One Wall Street, New York, N.Y.          10286
(Address of principal executive          (Zip code)
offices)


            FREEPORT-McMoRAN COPPER & GOLD INC.
                     FCX INVESTMENT LTD.
     (Exact name of obligor as specified in its charter)
Delaware                                 74-2480931
(State or other jurisdiction of          (I.R.S. employer
incorporation or organization)           identification
                                         no.)




1615 Poydras Street
New Orleans, Louisiana
(Address of principal executive          70112
offices)                                 (Zip code)


           8 1/4% Convertible Senior Notes due 2006
             (Title of the indenture securities)

=  = = = = = = = = = = = = = = = = = = = = = = = = = = = = =



1. General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

               Name                         Address

Superintendent of Banks of the     2 Rector Street, New
State of New York                  York, N.Y.  10006, and
                                   Albany, N.Y. 12203

Federal Reserve Bank of New York   33 Liberty Plaza, New
                                   York, N.Y.  10045

Federal Deposit Insurance          Washington, D.C.  20429
Corporation

New York Clearing House            New York, New York
Association                        10005

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4.   A  copy  of  the existing By-laws of the  Trustee.
          (Exhibit  4  to  Form T-1 filed with  Registration
          Statement No. 33-31019.)

     6.   The  consent  of the Trustee required  by  Section
          321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7.   A  copy  of the latest report of condition of  the
          Trustee  published  pursuant  to  law  or  to  the
          requirements  of  its  supervising  or   examining
          authority.

                          SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of October, 2001.


                              THE BANK OF NEW YORK

                              By:   /s/ VAN K. BROWN
                                 --------------------------
                                 Name:  VAN K. BROWN
                                 Title: VICE PRESIDENT







                            EXHIBIT 7

               Consolidated Report of Condition of

                      THE BANK OF NEW YORK

            of One Wall Street, New York, N.Y. 10286
             And Foreign and Domestic Subsidiaries,
a  member of the Federal Reserve System, at the close of business
March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                        Dollar Amounts
                                                In Thousands
Cash and balances due from
 depository institutions:
 Noninterest-bearing balances and
  currency and coin                                $ 2,811,275
 Interest-bearing balances                           3,133,222
Securities:
 Held-to-maturity securities                           147,185
 Available-for-sale securities                       5,403,923
Federal funds sold and Securities
 purchased under agreements to resell                3,378,526
Loans and lease financing receivables:
 Loans and leases held for sale                         74,702
 Loans and leases, net of unearned income           37,471,621
 LESS: Allowance for loan and lease losses             599,061
 Loans and leases, net of unearned
  income and allowance                              36,872,560
Trading Assets                                      11,757,036
Premises and fixed assets
 (including capitalized leases)                        768,795
Other real estate owned                                  1,078
Investments in unconsolidated
 subsidiaries and associated companies                 193,126
Customers' liability to this bank
 on acceptances outstanding                            592,118
Intangible assets
   Goodwill                                          1,300,295
   Other intangible assets                             122,143
Other assets                                         3,676,375
                                                   -----------
Total assets                                       $70,232,359
                                                   ===========
LIABILITIES
Deposits:
 In domestic offices                               $25,962,242
 Noninterest-bearing                                10,586,346
 Interest-bearing                                   15,395,896
 In foreign offices, Edge and
  Agreement subsidiaries, and IBFs                  24,862,377
 Noninterest-bearing                                   373,085
 Interest-bearing                                   24,489,292
Federal funds purchased and
 securities sold under agreements
 to repurchase                                       1,446,874
Trading liabilities                                  2,373,361
Other borrowed money:
 (includes mortgage indebtedness
 and obligations under capitalized
 leases)                                             1,381,512
Bank's liability on acceptances
 executed and outstanding                              592,804
Subordinated notes and debentures                    1,646,000
Other liabilities                                    5,373,065
                                                   -----------
Total liabilities                                  $63,658,235
                                                   ===========
EQUITY CAPITAL
Common stock                                         1,135,284
Surplus                                              1,008,773
Retained earnings                                    4,426,033
Accumulated other comprehensive income                   4,034
Other equity capital components                              0
Total equity capital                                 6,574,124
                                                   -----------
Total liabilities and equity capital               $70,232,359
                                                   ===========


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                           Thomas J. Mastro,
                       Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi                   Directors
Gerald L. Hassell
Alan R. Griffith